Exhibit 10.2

DEMAND

PROMISSORY NOTE

GEORGETOWN, TEXAS
$998,921	Date: May 31, 2006

FOR VALUE RECEIVED, the undersigned, CRANE & MACHINERY, INC., an Illinois corporation (hereinafter referred to as “Maker”), promises to pay to the order of MANITEX, INC., a Texas corporation (hereinafter referred to as “Payee”), the principal sum of Nine Hundred Ninety-Eight Thousand Nine Hundred and Twenty-One Dollars ($998,921), with interest from the date hereof upon the unpaid principal balance at a rate per annum of four percent (4%), in lawful money of the United States of America in the manner set forth herein.

PLACE OF PAYMENT

All payments shall be made at Payee’s offices at 3000 S. Austin Ave, Georgetown, TX, 78626, or at such other place as the Payee or other Holder of this Note shall specify in writing.

PAYMENTS AND TERM

The principal amount of this Note or any part thereof, along with all interest accrued and unpaid thereon, may be taken in such amounts and at such times as the undersigned requests prior to demand for full payment hereunder. Payment is to be made upon demand made by Payee at any time with thirty (30) days prior written notice.

PREPAYMENT

This Note may be prepaid in part or in full at any time without penalty. All partial payments shall be applied against the principal. Acceptance by Payee of any partial payment shall not be deemed to constitute a waiver by Payee to require prompt payment of this Note upon demand.

COSTS OF COLLECTION

If this Note is not paid upon demand, the Maker hereby promises to pay all costs of collection, including, but not limited to, the fees and expenses of an attorney and court costs incurred or paid by the Payee or other Holder in collecting or enforcing this Note on default.

WAIVER

No delay or omission on the part of the Payee or other Holder in exercising any right hereunder shall operate as a waiver of such right or of any right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

MISCELLANEOUS

This Note shall be governed and construed in accordance with the laws of Texas.

If any provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way unless such enforcement would materially alter the underlying intent of the parties to this Note, as originally contemplated by the parties hereto, at the time this Note was executed.

This Note shall be binding upon and shall inure to the benefit of the successors and assigns of the Maker and the personal representatives, heirs, devisees, successors, assigns and legatees of the Payee of this Note.

GENERAL

As used in this Note, the term “Holder” shall mean the Payee or other endorser of this Note who is in possession of it.

IN WITNESS WHEREOF, the Maker and Payee have caused this Note to be executed, and have accepted the terms and provisions of same, as of the date first written above.

CRANE & MACHINERY, INC., an Illinois corporation

By:	/s/ Michael C. Azar
Its:	Vice President & Secretary

Acknowledgment of Receipt and
Acceptance of Note by MANITEX, INC., a Texas corporation,

By:	/s/ David J. Langevin
Its:	Chief Executive Officer

Dated: May 31, 2006

DEMAND

PROMISSORY NOTE

GEORGETOWN, TEXAS
$2,666,215	Date: May 31, 2006

FOR VALUE RECEIVED, the undersigned, MANITEX, LLC, a Delaware limited liability company (hereinafter referred to as “Maker”), promises to pay to the order of MANITEX SKYCRANE, LLC, a Delaware limited liability company (hereinafter referred to as “Payee”), the principal sum of Two Million Six Hundred Sixty-Six Thousand Two Hundred and Fifteen Dollars ($2,666,215), with interest from the date hereof upon the unpaid principal balance at a rate per annum of four percent (4%), in lawful money of the United States of America in the manner set forth herein.

PLACE OF PAYMENT

All payments shall be made at Payee’s offices at 3000 S. Austin Ave, Georgetown, TX, 78626, or at such other place as the Payee or other Holder of this Note shall specify in writing.

PAYMENTS AND TERM

The principal amount of this Note or any part thereof, along with all interest accrued and unpaid thereon, may be taken in such amounts and at such times as the undersigned requests prior to demand for full payment hereunder. Payment is to be made upon demand made by Payee at any time with thirty (30) days prior written notice.

PREPAYMENT

This Note may be prepaid in part or in full at any time without penalty. All partial payments shall be applied against the principal. Acceptance by Payee of any partial payment shall not be deemed to constitute a waiver by Payee to require prompt payment of this Note upon demand.

COSTS OF COLLECTION

If this Note is not paid upon demand, the Maker hereby promises to pay all costs of collection, including, but not limited to, the fees and expenses of an attorney and court costs incurred or paid by the Payee or other Holder in collecting or enforcing this Note on default.

WAIVER

No delay or omission on the part of the Payee or other Holder in exercising any right hereunder shall operate as a waiver of such right or of any right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

MISCELLANEOUS

This Note shall be governed and construed in accordance with the laws of Texas.

If any provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way unless such enforcement would materially alter the underlying intent of the parties to this Note, as originally contemplated by the parties hereto, at the time this Note was executed.

This Note shall be binding upon and shall inure to the benefit of the successors and assigns of the Maker and the personal representatives, heirs, devisees, successors, assigns and legatees of the Payee of this Note.

GENERAL

As used in this Note, the term “Holder” shall mean the Payee or other endorser of this Note who is in possession of it.

IN WITNESS WHEREOF, the Maker and Payee have caused this Note to be executed, and have accepted the terms and provisions of same, as of the date first written above.

MANITEX, LLC, a Delaware limited liability company,

By:	/s/ Michael C. Azar
Its:	Vice President & Secretary

Acknowledgment of Receipt and
Acceptance of Note by MANITEX SKYCRANE, LLC, a Delaware limited liability company,

By:	/s/ David J. Langevin
Its:	Chief Executive Officer

Dated: May 31, 2006